Certain identified information redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

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BANK'S COPY
PLEASE SIGN AND RETURN

PRIVATE & CONFIDENTIAL

Relationship Manager: Lim Chee Hong
Contact No: 6878 4838

11 Nov 2020

IFSC PTE. LTD.
71 Ayer Rajah Crescent
#03-07
Singapore 139951

Attn: Mr Aloysius Chong

Dear Sirs

BANKING FACILITY(IES)

We are pleased to offer you the banking facility(ies) described below (the "Facility(ies)") upon the terms and conditions set out in this facility letter.

1.1 **FACILITY(IES)**

(a)	**COMMITTED FACILITIES**	**LIMITS (S$)**
(i)	Enterprise Financing Scheme (EFS) Temporary Bridging Loan II (TBL II)	2,000,000/- or any lower limit which Enterprise Singapore may approve

We will notify you in the event the final facility limit granted/approved by Enterprise Singapore is lower than the limit stated above.

2.1 **PRICING AND TERMS**

EFS TBL II	Purpose: For working capital purposes. You are solely responsible for the application of moneys for the purposes aforesaid. Interest Rate: 2.75% per annum on monthly rests. Tenor: 5 years. Availability Period: Available for drawdown within 3 months from the date of this facility letter unless otherwise extended by us. Disbursement: Lumpsum directly to your current account maintained with us. Repayment: You are required: (i) to service interest monthly for 12 months ("Interest Servicing Period"); and

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care
1800.222 2200
65.6222 2200

www.dbs.com

	(ii) upon the expiry of the Interest Servicing Period, to pay monthly instalments comprising principal and interest up to the expiry of the remaining tenor. We will notify you of the monthly interest payment and instalment amount and each change thereof (including any change in the applicable interest rate) as well as the commencement date(s). Prepayment: Allowed in whole or in part in integral multiples of S$1,000/- each or such other amount as we may determine from time to time, subject to 1 month's prior written notice or payment of 1 month's interest in lieu of notice. Any partial prepayment shall not affect the amount of monthly instalments payable. Cancellation: • Flat rate of 1.50% of the loan amount (or any part thereof) cancelled at any time after your acceptance of this facility letter is payable on the date of cancellation. • Any portion which remains undrawn at the expiry of the Availability Period shall be treated as cancelled and be subject to the cancellation fee.

- We shall be entitled to vary the interest rate /Discount Rate /commission (where applicable) from time to time by notification to you.

3.1 **SECURITIES**

The Facility(ies) together with all other moneys, obligations and liabilities which may be due, owing or payable by you to us from time to time shall be secured by the following securities:

- Guarantee:

  (a) A corporate guarantee from WIS HOLDINGS PTE. LTD. ("Corporate Guarantor II").

  (b) The existing joint and several personal guarantee dated 27 May 2020 from Poo Kow Peok, Poo Chen Boon and Poo Chong Hee (collectively, the "Individual Guarantors").

  (c) The existing corporate guarantee dated 27 May 2020 from CAMPAIGN COMPLETE SOLUTIONS PTE. LTD. ("Corporate Guarantor I").

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care
1800.222 2200
65.6222 2200

www.dbs.com

In this connection, the Individual Guarantors and Corporate Guarantor I shall confirm their/its agreement to continue to stand as guarantors by signing and returning to us the confirmation in this facility letter.

4.1 CONDITIONS PRECEDENT

(a) Unless otherwise determined by us, the Facility(ies) will be available for your utilisation only after we have received and found satisfactory:-

- this facility letter duly accepted by your authorised signatories, the Individual Guarantors, Corporate Guarantor I and Corporate Guarantor II;
- certified true extract by a Director and Company Secretary of your board of directors' resolutions or such other equivalent document(s) accepting this facility letter;
- certified true copies by a Director and Company Secretary or equivalent officers of Corporate Guarantor II's current constitutive documents (including without limitation the Certificate of Incorporation, Memorandum and Articles of Association or such other equivalent documents);
- certified true extract by a Director and Company Secretary of Corporate Guarantor I's and Corporate Guarantor II's board of directors' resolutions or such other equivalent document(s) together with the specimen signature of each authorised signatory;
- certified true extract by a Director and Company Secretary of Corporate Guarantor I's and Corporate Guarantor II's shareholders' resolutions or such other equivalent document(s);
- written confirmation of approval from the insurers / Enterprise Singapore (where applicable);
- all legal and security documents duly executed together with notices of assignment, where required; and
- insurance policies, cover notes and insurance premium receipts and such other documentation (whether legal, security or otherwise), confirmation of the fulfilment of such other requirements (including stamping, registration and other conditions precedent) as may be required by us.

(b) Our obligation to advance any moneys or to incur any liabilities pursuant to this facility letter is subject to the further condition that on the date of the relevant drawdown notice and on each relevant drawdown or transaction date, there being no event or circumstances which could affect our decision or willingness to advance any moneys or to incur any liabilities pursuant to this facility letter.

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

5.1 OTHER CONDITIONS

- Debt Service Coverage Ratio: You shall at all times maintain a minimum Debt Service Coverage Ratio of 1.00 times. "Debt Service Coverage Ratio" means in respect of any financial year, the ratio of net profit after tax, plus depreciation, amortisation and interest expenses divided by the sum of interest expenses incurred for that financial year and the principal payable in the following financial year.

- Adjusted Tangible Net Worth: You shall at all times maintain an Adjusted Tangible Net Worth of not less than S$1,000,000/-. "Adjusted Tangible Net Worth" means the aggregate of your paid-up capital, capital reserves, revenue reserves/ retained earnings including amount due to directors/ shareholders/related parties, less amount owing by directors/ shareholders/related parties and shall exclude any amount attributable to goodwill and deferred liabilities.

- EFS: You shall at all times during the tenor of the EFS Facility(ies) meet the eligibility criteria (including those on shareholdings and ownership) applicable for the Enterprise Financing Scheme as stipulated from time to time by Enterprise Singapore, unless Enterprise Singapore's prior written approval for any deviation therefrom is obtained.

  You acknowledge and agree that we shall have full recourse against you, your security provider(s) and any collateral provided for the full repayment of the Facility(ies) and all sums outstanding thereunder.

- You shall open and maintain an operating account with us.

- The Facility(ies) shall also be subject to such other terms and conditions customary for financing of this nature and legal documentation required by and acceptable to us.

6.1 STANDARD TERMS AND CONDITIONS

The enclosed Standard Terms And Conditions Governing Facilities And Transactions and all addendums / supplements thereto (**"Standard Conditions"**) shall apply to the Facility(ies) provided that all references in the Standard Conditions to "Local Enterprise Finance Scheme Facilities ("LEFS Facilities")" and "LEFS Facilities" shall be deleted and replaced with "Enterprise Financing Scheme Facilities ("EFS Facilities") and "EFS Facilities" respectively. In the event of inconsistency, this facility letter shall prevail. Terms used in this facility letter shall have the meaning as defined in the Standard Conditions.

Should the above offer meet with your acceptance, please return the duplicate of this facility letter duly signed and all required documents to us. This offer shall lapse if it is not accepted within 14 days from the date of this letter unless otherwise extended by us.

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

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IFSC PTE. LTD.
BANKING FACILITY(IES)
11 Nov 2020

We are pleased to be of service to you.

Yours faithfully

LOW KIA MIN
SENIOR VICE PRESIDENT
INSTITUTIONAL BANKING GROUP

BSU/ELY/LLH
00000039604-0000-SG (02)

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

DBS Live more Bank less

IFSC PTE. LTD.
BANKING FACILITY(IES)
11 Nov 2020

ACCEPTANCE

I/We hereby confirm acceptance of the offer of the Facility(ies) on the terms and conditions as stated in the facility letter. I/We also confirm that I/we have obtained independent legal advice in respect of the transactions contemplated under or in connection with the facility letter and the security documents specified in the facility letter.

Additionally, by signing and accepting this facility letter, I/we confirm that I/we have read, fully understood and accept the Standard Conditions (in particular, the provisions relating to the collection, processing, use and disclosure of personal data).

I/We enclose a certified true extract of my/our board resolutions or (in the case of an entity other than a company) certified true copies of equivalent documents evidencing my/our acceptance of the above offer.

Please disburse the Facility(ies) into my/our DBS current account no: [redacted]

I/We authorise you to debit my/our DBS Current account no(s): [redacted]
for the monthly instalments payable as well as interest, fees, insurance premiums, expenses or such other sums that may be payable in connection with the Facility(ies) as stated in the facility letter

For and on behalf of
IFSC PTE. LTD.

Name(s) : Chong Jiexiang Aloysius
Designation(s) : Director
Date : 13 NOV 2020

BSU/ELY/LLH
00000039604-0000-SG (02)

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

DBS Live more Bank less

IFSC PTE. LTD.
BANKING FACILITY(IES)
11 Nov 2020

ACCEPTANCE BY CORPORATE GUARANTOR II

I/We confirm my/our agreement to stand as guarantor in accordance with the above terms and conditions. I/We acknowledge that I/we have received a copy of the facility letter from the borrower and have noted the Facility(ies) to be granted to the borrower. I/We also confirm that I/we have obtained independent legal advice in respect of the transactions contemplated under or in connection with, and I/we have read and understood the terms and the "all monies" nature of the guarantee.

I/We may provide personal data to you (including without limitation personal data of my/our office holder, employee, shareholder and beneficial owner) in connection with me/us standing as guarantor/security provider. When providing any personal data to you, I/we confirm that I am/we are lawfully providing the data for you to use and disclose for the purposes of: (1) all matters arising out of or in connection with the guarantee or security document; (2) meeting the operational, administrative and risk management requirements of DBS Group; and (3) complying with any requirement, as DBS Group reasonably deems necessary, under any law or of any court, government authority or regulator. "DBS Group" in this paragraph shall mean DBS Group Holdings Ltd and its affiliates.

I/We authorise and give you consent to conduct credit checks on me/us (including but not limited to checks with any credit bureau) and to obtain and verify and/or disclose or release any information relating to me/us, any guarantee/security document executed by me/us, my/our personal data and/or any of my/our account(s) with you from or to any party or source as you may from time to time deem fit at your own discretion and without any liability or notice to me/us for the purposes specified in any guarantee/security document executed by me/us and for any and all the purposes stated above.

For and on behalf of
WIS HOLDINGS PTE. LTD.

Name(s) : POO CHONG HEE
Designation(s) : DIRECTOR
Date : 13 NOV 2020

BSU/ELY/LLH
00000039604-0000-SG (02)

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

DBS Live more Bank less

IFSC PTE. LTD.
BANKING FACILITY(IES)
11 Nov 2020

CONFIRMATION BY EXISTING INDIVIDUAL GUARANTORS

I/We confirm that the guarantee dated 27 May 2020 (the "**Guarantee**") executed by me/us in your favour shall extend to cover and secure the Facility(ies) in accordance with the above terms and conditions and continue to apply in full force and effect.

I/We authorise and give you consent to conduct credit checks on me/us (including but not limited to checks with any credit bureau) and to obtain and verify and/or disclose or release any information relating to me/us, the Guarantee, my/our personal data and/or any of my/our account(s) with you from or to any party or source as you may from time to time deem fit at your own discretion and without any liability or notice to me/us for the purposes specified in the Guarantee and for any and all the purposes stated in the DBS Privacy Policy, available at www.dbs.com/privacy and as may be amended, supplemented and/or substituted from time to time. I/We confirm that I/we have read, fully understood and accept the DBS Privacy Policy relating to the collection, processing, use and collection of personal data and further agree as follows:

1. **The DBS Privacy Policy is incorporated by reference into and forms part of this confirmation. The DBS Privacy Policy shall apply to all personal data (as defined by the Personal Data Protection Act 2012) provided by me/us or otherwise collected by you from any other sources or in the course of my/our relationship with you or any of your affiliates and I/we hereby consent to the collection, processing, use and disclosure of personal data in accordance therewith.**

2. **If I/we provide you with personal data of any individual (including, where applicable, my/our directors, partners, office holders, officers, employees, agents, shareholders and beneficial owners), I/we undertake, represent and warrant to you that I/we have obtained such individual's consent for, and hereby consent on behalf of such individual to, the collection, processing, use and disclosure of his/her personal data by me/us in accordance with the DBS Privacy Policy.**

3. **In the event of any conflict or inconsistency between confirmation and the DBS Privacy Policy, the former shall prevail.**

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

4. **Any consent given pursuant to this confirmation in relation to personal data shall survive death, incapacity, bankruptcy or insolvency of any such individual and the termination or expiration of the Guarantee.**

Name : Poo Kow Peok
NRIC No : [redacted]
Date : 13 NOV 2020

Name : Poo Chen Boon
NRIC No : [redacted]
Date : 13 NOV 2020

Name : Poo Chong Hee
NRIC No : [redacted]
Date : 13 NOV 2020

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

IFSC PTE. LTD.
BANKING FACILITY(IES)
11 Nov 2020

CONFIRMATION BY EXISTING CORPORATE GUARANTOR I

I/We confirm that the guarantee dated 27 May 2020 (the "**Guarantee**") executed by me/us in your favour shall extend to cover and secure the Facility(ies) in accordance with the above terms and conditions and continue to apply in full force and effect.

I/We may provide personal data to you (including without limitation personal data of my/our office holder, employee, shareholder and beneficial owner) in connection with me/us standing as guarantor. When providing any personal data to you, I/we confirm that I am/we are lawfully providing the data for you to use and disclose for the purposes of: (1) all matters arising out of or in connection with the Guarantee; (2) meeting the operational, administrative and risk management requirements of DBS Group; and (3) complying with any requirement, as DBS Group reasonably deems necessary, under any law or of any court, government authority or regulator. "DBS Group" in this paragraph shall mean DBS Group Holdings Ltd and its affiliates.

I/We authorise and give you consent to conduct credit checks on me/us (including but not limited to checks with any credit bureau) and to obtain and verify and/or disclose or release any information relating to me/us, the Guarantee, my/our personal data and/or any of my/our account(s) with you from or to any party or source as you may from time to time deem fit at your own discretion and without any liability or notice to me/us for the purposes specified in the Guarantee and for any and all the purposes stated above.

For and on behalf of
CAMPAIGN COMPLETE SOLUTIONS PTE. LTD.

Name(s) : CHEAN KIM SONG
Designation(s) : DIRECTOR
Date : 13 NOV 2020

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

Certified True Extract of Resolutions Passed By the Board of Directors of

IFSC PTE. LTD. **("the Company")**

on 13 November 2020.
(Date)

ACCEPTANCE OF BANKING FACILITY(IES)

RESOLVED THAT:

(1) The Company accepts the offer of banking facility(ies) (the "Facility(ies)") from DBS Bank Ltd. (the "Bank") on the terms and conditions of the Bank's facility letter dated 11 Nov 2020 (the "Facility Letter") (as may be amended, varied, supplemented and/or replaced from time to time).

(2) Any one *(insert number)* of the following persons (collectively, the "Authorised Signatories") be authorised to do the following things in the Company's name and for and on behalf of the Company (which persons are and will be so authorised until the Bank receives a certified copy of the board resolution of the Company providing otherwise):

Name of Authorised Signatories	Designation	Specimen Signature*
Chong Jiexiang Aloysius.	Director	[signature]
TAN SEOW HWEE	DIRECTOR	[signature]

**[specimen signatures not required where Authorised Signatories named are existing authorised signatories to the company's accounts maintained with DBS]*

(i) to negotiate, accept, sign, and deliver to the Bank the Facility Letter and any letter, agreement, form, notice or other documents required by the Bank or expedient in relation to the Facility(ies) (collectively "Documents");

(ii) to negotiate and accept any future revision or variation of the Facility(ies) and any future amendment, supplement or replacement of the Facility Letter and/or any of the Documents (which acceptance shall be conclusively evidenced by the signature(s) of the Authorised Signatory(ies)); and

(iii) without prejudice to any of the Company's existing mandate to the Bank, to instruct and authorise the Bank to debit the Company's DBS Current account specified in the Facility Letter for the monthly instalments as well as interests, fees, insurance premiums, expenses and such other sums that may be payable in connection with the Facility(ies) as contemplated in the Facility Letter and any Documents.

(3) The Common Seal of the Company be affixed to any deed, instrument or document as may be required in connection with the Facility(ies), the collateral and/or supports in accordance with the Articles of Association/Constitution of the Company. Further, and in the alternative, any Director and the Company Secretary or any two Directors of the Company be authorised on behalf of the Company to execute any such documents in accordance with the Companies Act.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → .... Aloysius Chong Siew Yang ....

*Signature & Name of *~~Chairman~~ / Director*

Please Sign → .... TAN SEOW HWEE ....

*Signature & Name of * Director / ~~Secretary~~*

** Delete where inapplicable*

Certified True Extract of Resolution Passed By the Board of Directors of

CAMPAIGN COMPLETE SOLUTIONS PTE. LTD. **(the "Company")**

on 13 NOV 2020
(Date)

RESOLVED THAT:

(1) The Company hereby agrees that the existing guarantee (the "Guarantee") executed in favour of DBS Bank Ltd (the "Bank") as security for payment of all monies and liabilities owing by IFSC PTE. LTD. (the "Borrower") to the Bank shall extend to cover and secure all monies owing or payable (whether actual or contingent) to the Bank under the terms and conditions of the Bank's facility letter dated 11 Nov 2020 (the "Facility Letter") to the Borrower (as amended, varied, supplemented and/or replaced from time to time).

(2) Any ONE *(insert number)* of the following persons (collectively, the "Authorised Signatories") be authorised to do the following things in the Company's name and for and on behalf of the Company (which persons are and will be so authorised until the Bank receives a certified copy of the board resolution of the Company providing otherwise):

Name of Authorised Signatories	Designation	Specimen Signature*
CHEAM KIM SONG	DIRECTOR	[signature]

**specimen signatures not required where Authorised Signatories named are existing authorised signatories to the company's accounts maintained with DBS*

(i) to negotiate, accept, sign, and deliver to the Bank the confirmation of the Guarantee and any letter, agreement, form, notice, acceptance, confirmation or other documents required by the Bank or expedient in relation to the Guarantee; and

(ii) to negotiate, accept and sign any future revision or variation of the Guarantee and any future amendment, supplement or replacement of the Guarantee and any future confirmation of the continued validity and effect of the Guarantee in relation to any variation of the Facility Letter and/or the terms thereunder (which acceptance shall be conclusively evidenced by the signature(s) of the Authorised Signatory(ies)).

(3) The Company is solvent and it is in the interests of and for the commercial benefit of the Company to confirm the continued validity and effect of the obligations to be undertaken by it under the Guarantee in relation to the Facility Letter, and to execute the confirmation of the Guarantee.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → .... CHEAH KIM SONG .

*Signature & Name of *~~Chairman~~ / Director*

Please Sign → .... TEO LIAP HUAT

*Signature & Name of *~~Director~~ / Secretary*

* *Delete where inapplicable*

Certified True Extract of Shareholders' Resolutions

passed by the Members of CAMPAIGN COMPLETE SOLUTIONS PTE. LTD.
(the "Company")

in Extraordinary General Meeting held on 13 NOV 2020
(Date)

RESOLVED THAT:

(1) The Company hereby agrees that the existing guarantee (the "Guarantee") executed in favour of DBS Bank Ltd (the "Bank") as security for payment of all monies and liabilities owing by IFSC PTE. LTD. (the "Borrower") to the Bank shall extend to cover and secure all monies owing or payable (whether actual or contingent) to the Bank under the terms and conditions of the Bank's facility letter dated 11 Nov 2020 (the "Facility Letter") to the Borrower (as amended, varied, supplemented and/or replaced from time to time).

(2) The Company is solvent and it is in the interests of and for the commercial benefit of the Company to confirm the continued validity and effect of the obligations to be undertaken by it under the Guarantee in relation to the Facility Letter, and to execute the confirmation of the Guarantee.

(3) The directors of the Company be instructed to consider, resolve upon and ratify all matters in connection with the provision of the Guarantee which they consider appropriate.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → .... CHEAN KIN SONG
*Signature & Name of *~~Chairman~~ / Director*

Please Sign → .... TEO LIAP HUAT
*Signature & Name of *~~Director~~ / Secretary*

** Delete where inapplicable*

Certified True Extract of Resolution Passed By the Board of Directors of

WIS HOLDINGS PTE. LTD. **(the "Company")**

on 13 NOV 2020
(Date)

RESOLVED THAT:

(1) The Company hereby agrees to provide a guarantee (the "Guarantee") to DBS Bank Ltd (the "Bank") as security for payment of all monies and liabilities owing by IFSC PTE. LTD. (the "Borrower") to the Bank including but not limited to all monies owing or payable (whether actual or contingent) to the Bank under the terms and conditions of the Bank's facility letter dated 11 Nov 2020 (the "Facility Letter") to the Borrower (as amended, varied, supplemented and/or replaced from time to time).

(2) Any ONE *(insert number)* of the following persons (collectively, the "Authorised Signatories") be authorised to do the following things in the Company's name and for and on behalf of the Company (which persons are and will be so authorised until the Bank receives a certified copy of the board resolution of the Company providing otherwise):

Name of Authorised Signatories	Designation	Specimen Signature*
POO CHONG HEE	DIRECTOR	[signature]
POO KOW PEOK	DIRECTOR	[signature]

**specimen signatures not required where Authorised Signatories named are existing authorised signatories to the company's accounts maintained with DBS*

(i) to negotiate, accept, sign, and deliver to the Bank the Guarantee and any letter, agreement, form, notice, acceptance, confirmation or other documents (including, where applicable, statements containing particulars of charge and authorisations for biz-filing to be registered at ACRA) required by the Bank or expedient in relation to the Guarantee; and

BSU/ELY/LLH
00000039604-0000-SG (02)

(ii) to negotiate, accept and sign any future revision or variation of the Guarantee and any future amendment, supplement or replacement of the Guarantee and any future confirmation of the continued validity and effect of the Guarantee in relation to any variation of the Facility Letter and/or the terms thereunder (which acceptance shall be conclusively evidenced by the signature(s) of the Authorised Signatory(ies)).

(3) The Company is solvent and it is in the interests of and for the commercial benefit of the Company to undertake the obligations to be undertaken by it under the Guarantee, and to execute the Guarantee.

(4) The Common Seal of the Company be affixed to the Guarantee and any other deeds or documents as may be required to be signed under seal in accordance with the Articles of Association/Constitution of the Company. Further, and in the alternative, any Director and the Company Secretary or any two Directors of the Company be authorised on behalf of the Company to execute the Guarantee and any such other documents in accordance with the Companies Act.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → .... POO CHONG HEE ....

*Signature & Name of *~~Chairman~~ / Director*

Please Sign → .... POO KOW AEOK ....

*Signature & Name of *Director / ~~Secretary~~*

** Delete where inapplicable*

Certified True Extract of Shareholders' Resolutions

passed by the Members of WIS HOLDINGS PTE. LTD. **(the "Company")**

in Extraordinary General Meeting held on 13 NOV 2020
(Date)

RESOLVED THAT:

(1) The Company hereby agrees to provide a guarantee (the "Guarantee") to DBS Bank Ltd (the "Bank") as security for payment of all monies and liabilities owing by IFSC PTE. LTD. (the "Borrower") to the Bank including but not limited to all monies owing or payable (whether actual or contingent) to the Bank under the terms and conditions of the Bank's facility letter dated 11 Nov 2020 (the "Facility Letter") to the Borrower (as amended, varied, supplemented and/or replaced from time to time).

(2) The Company is solvent and it is in the interests of and for the commercial benefit of the Company to undertake the obligations to be undertaken by it under the Guarantee, and to execute the Guarantee.

(3) The directors of the Company be instructed to consider, resolve upon and ratify all matters in connection with the provision of the Guarantee which they consider appropriate.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → POO CHONG HEE
*Signature & Name of *Chairman / Director*

Please Sign → POO KOW PEOK
*Signature & Name of *Director / Secretary*

** Delete where inapplicable*